EXHIBIT 10.4

EXECUTION VERSION

PARI PASSU INTERCREDITOR AGREEMENT

dated as of

June 23, 2016

among

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as Term Loan Authorized Representative for the Term Loan Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Notes Authorized Representative for the Notes Secured Parties

and

each additional Authorized Representative from time to time party hereto

Notwithstanding anything herein to the contrary, any liens and security interests granted to the Collateral Agent pursuant to this Pari Passu Intercreditor Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the limitations and provisions of the Intercreditor and Collateral Cooperation Agreement, dated as of June 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”), among Wells Fargo Bank, National Association, as representative for the First Priority Secured Parties (as defined therein), Wilmington Trust, National Association, as representative for the Term Loan/Notes Secured Parties, and certain other persons party or that may become party thereto from time to time, and consented to by J. C. Penney Corporation and the grantors identified therein. In the event of any conflict between the terms of the ABL Intercreditor Agreement and the terms of this Pari Passu Intercreditor Agreement, the terms of the ABL Intercreditor Agreement shall govern and control. This paragraph forms part of the Pari Passu Intercreditor Agreement.

PARI PASSU INTERCREDITOR AGREEMENT (as amended or supplemented from time to time, this “Agreement”) dated as of June 23, 2016, among WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Term Loan/Notes Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Term Loan Secured Parties (in such capacity, the “Term Loan Authorized Representative”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under the Indenture, as Authorized Representative for the Notes Secured Parties (in such capacity, the “Notes Authorized Representative”), and each additional Authorized Representative from time to time party hereto for the Future Term Loan/Notes Secured Parties of the Series with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Term Loan Authorized Representative (for itself and on behalf of the Term Loan Secured Parties), the Notes Authorized Representative (for itself and on behalf of the Notes Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Future Term Loan/Notes Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) It is the intention of the Term Loan/Notes Secured Parties of each Series that the holders of Term Loan/Notes Secured Obligations of such Series (and not the Term Loan/Notes Secured Parties of any other Series) bear the risk of (i) any determination by a court

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of competent jurisdiction that (x) any of the Term Loan/Notes Secured Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Term Loan/Notes Secured Obligations), (y) any of the Term Loan/Notes Secured Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Term Loan/Notes Secured Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Term Loan/Notes Secured Obligations) on a basis ranking prior to the security interest of such Series of Term Loan/Notes Secured Obligations but junior to the security interest of any other Series of Term Loan/Notes Secured Obligations or (ii) the existence of any Collateral for any other Series of Term Loan/Notes Secured Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Term Loan/Notes Secured Obligations, an “Impairment” of such Series); provided, that the existence of a maximum claim with respect to real properties subject to a Mortgage which applies to all Series of Term Loan/Notes Secured Obligations shall not be deemed to be an Impairment of any Series of Term Loan/Notes Secured Obligations. In the event of any Impairment with respect to any Series of Term Loan/Notes Secured Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Term Loan/Notes Secured Obligations, and the rights of the holders of such Series of Term Loan/Notes Secured Obligations (including, without limitation, the right to receive distributions in respect of such Series of Term Loan/Notes Secured Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Term Loan/Notes Secured Obligations subject to such Impairment. Additionally, in the event the Term Loan/Notes Secured Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Term Loan/Notes Secured Obligations or the Term Loan/Notes Documents governing such Term Loan/Notes Secured Obligations shall refer to such obligations or such documents as so modified.

(c) As used in this Agreement, the following terms have the meanings specified below:

“ABL Intercreditor Agreement” has the meaning set forth on the cover page of this Agreement.

“Affiliate” has the meaning set forth in the Term Loan Agreement on the date hereof.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Term Loan Obligations and (y) the Non-Applicable Authorized Representative Enforcement Date, the Term Loan Authorized Representative and (ii) from and after the earlier of (x) the Discharge of Term Loan Obligations and (y) the Non-Applicable Authorized Representative Enforcement Date, the Major Non-Applicable Authorized Representative.

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“Authorized Representative” means (i) in the case of any Term Loan Obligations or the Term Loan Secured Parties, the Term Loan Authorized Representative, (ii) in the case of the Notes Obligations or the Notes Secured Parties, the Notes Authorized Representative and (iii) in the case of any Series of Future Term Loan/Notes Secured Obligations or Future Term Loan/Notes Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any Term Loan/Notes Security Document to secure one or more Series of Term Loan/Notes Secured Obligations.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Company” means J. C. Penney Corporation, a Delaware corporation.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of Term Loan/Notes Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of Term Loan/Notes Secured Obligations, the date on which such Series of Term Loan/Notes Secured Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Term Loan Obligations” means, with respect to any Shared Collateral, the Discharge of the Term Loan Obligations with respect to such Shared Collateral; provided that the Discharge of Term Loan Obligations shall be deemed not to have occurred in connection with a Refinancing of such Term Loan Obligations with additional Term Loan/Notes Secured Obligations secured by such Shared Collateral under a Future Term Loan/Notes Agreement which has been designated as the “Term Loan Agreement” in the Joinder Agreement with respect thereto and which Joinder Agreement has been executed by the Term Loan Authorized Representative (under the Term Loan Agreement so Refinanced).

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“Event of Default” shall mean an “Event of Default” under and as defined in the Term Loan Agreement, the Indenture or any other Future Term Loan/Notes Agreement.

“Future Term Loan/Notes Agreement” shall mean any indenture, credit agreement or other agreement pursuant to which any Grantor will incur Future Term Loan/Notes Indebtedness.

“Future Term Loan/Notes Indebtedness” means Indebtedness that has been designated as Future Term Loan/Notes Secured Obligations pursuant to Section 5.02(c).

“Future Term Loan/Notes Secured Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under any Future Term Loan/Notes Agreement (and any Term Loan/Notes Documents entered into in connection therewith) including, without limitation, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Grantor or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Future Term Loan/Notes Secured Party” means the holders of any Future Term Loan/Notes Secured Obligations, the Collateral Agent and any Authorized Representative with respect thereto.

“Grantors” means Holdings, the Company and each other subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any Term Loan/Notes Security Document to secure any Series of Term Loan/Notes Secured Obligations.

“Holdings” means J. C. Penney Company, Inc., a Delaware corporation.

“Impairment” shall have the meaning assigned to such term in Section 1.01(b).

“Indebtedness” shall have the meaning set forth in the Term Loan Agreement as in effect on the date hereof.

“Indenture” means that certain Indenture dated as of June 23, 2016, among the Company, the guarantors identified therein and the Notes Authorized Representative, as trustee.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

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(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property Security Agreement” shall have the meaning assigned to such term in the Security Agreement.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a) hereof.

“Joinder Agreement” means a Future Term Loan/Notes Secured Party Consent substantially in the form attached as Exhibit A hereto.

“Junior Priority Intercreditor Agreement” means a Junior Priority Intercreditor Agreement, substantially in the form of Exhibit B hereto with such changes thereto as are agreed to by the Applicable Authorized Representative.

“Lien” means with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.”

“Major Non-Applicable Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Term Loan/Notes Secured Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Term Loan/Notes Secured Obligations (other than the Term Loan Obligations) with respect to such Shared Collateral but solely to the extent that such Series of Term Loan/Notes Secured Obligations has a larger aggregate outstanding principal amount than the Term Loan Obligations then outstanding.

“Mortgage” shall mean any mortgage, deed of trust, deed to secure debt, security deed, trust deed or spreader of lien, in favor of the Collateral Agent to secure any Term Loan/Notes Secured Obligations.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Applicable Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

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“Non-Applicable Authorized Representative Enforcement Date” means, with respect to any Non-Applicable Authorized Representative, the date that is 90 days (throughout which 90-day period such Non-Applicable Authorized Representative was the Major Non-Applicable Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Indenture or Future Term Loan/Notes Agreement under which such Non-Applicable Authorized Representative is the Authorized Representative) and (ii) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Applicable Authorized Representative certifying that (x) such Non-Applicable Authorized Representative is the Major Non-Applicable Authorized Representative and that an Event of Default (under and as defined in the Indenture or Future Term Loan/Notes Agreement under which such Non-Applicable Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Term Loan/Notes Secured Obligations of the Series with respect to which such Non-Applicable Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Future Term Loan/Notes Agreement; provided that the Non-Applicable Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Collateral Agent has been instructed by the Applicable Authorized Representative to commence and diligently pursue and has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral, (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) at any time the Collateral Agent is stayed pursuant to the ABL Intercreditor Agreement from exercising enforcement actions with respect to a material portion of Shared Collateral.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Term Loan/Notes Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Notes Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Notes Obligations” means the Notes Obligations (as defined in the Indenture).

“Notes Secured Parties” shall mean the “Notes Secured Parties” as defined in the Indenture.

“Other Intercreditor Agreements” shall mean, collectively, the ABL Intercreditor Agreement and, if executed, the Junior Priority Intercreditor Agreement.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the Term Loan/Notes Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

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“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrue after the commencement of any bankruptcy or insolvency proceeding, whether or not allowed or allowable as a claim in any such bankruptcy or insolvency proceeding.

“Proceeds” shall have the meaning assigned to such term in Section 2.01(a) hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Security Agreement” means the Amended and Restated Pledge and Security Agreement, dated as of June 23, 2016, by and among the Grantors and the Collateral Agent, as the same may be further amended, restated or modified from time to time.

“Series” means (a) with respect to the Term Loan/Notes Secured Parties, each of (i) the Term Loan Secured Parties (in their capacities as such), (ii) the Notes Secured Parties (in their capacities as such) and (iii) each additional Series of Future Term Loan/Notes Secured Parties that are represented by a common Authorized Representative, in its capacity as such for such Future Term Loan/Notes Secured Parties (in their capacities as such) and (b) with respect to any Term Loan/Notes Secured Obligations, each of (i) the Term Loan Obligations, (ii) the Notes Obligations and (iii) the Future Term Loan/Notes Secured Obligations incurred pursuant to any Future Term Loan/Notes Agreement, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Future Term Loan/Notes Secured Obligations).

“Shared Collateral” means, at any time, Collateral in which the Collateral Agent holds, for the benefit of two or more Series of Term Loan/Notes Secured Obligations, a valid and perfected security interest at such time. If more than two Series of Term Loan/Notes Secured Obligations are outstanding at any time and the Collateral Agent holds a valid and perfected security interest in any Collateral at such time for less than all Series of Term Loan/Notes Secured Obligations, then such Collateral shall constitute Shared Collateral for those Series of Term Loan/Notes Secured Obligations that benefit from a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not benefit from a valid and perfected security interest in such Collateral at such time. Unless the Collateral Agent has received notice from the Authorized Representative for any Series of Term Loan/Notes Secured Obligations that any item of Collateral is not Shared Collateral for such Series or a court of competent jurisdiction has made a determination that any item of Collateral is not Shared Collateral for any Series of Term Loan/Notes Secured Obligations, the Collateral Agent shall be fully protected in assuming that all Collateral is Shared Collateral for each Series of Term Loan/Notes Secured Obligations.

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“Term Loan Agreement” means that certain Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016, among the Company, the guarantors party thereto, the lending institutions from time to time parties thereto, the Term Loan Authorized Representative, as administrative agent, and the other parties thereto.

“Term Loan Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Term Loan/Notes Document” means (i) the Term Loan Agreement and the Credit Documents (as defined in the Term Loan Agreement), (ii) the Indenture and the Notes Documents (as defined in the Indenture) and (iii) each Future Term Loan/Notes Agreement (and any documents designated therein as “Credit Documents,” “Notes Documents” or any equivalent term).

“Term Loan/Notes Secured Obligations” means, collectively, (i) the Term Loan Obligations, (ii) the Notes Obligations and (iii) each Series of Future Term Loan/Notes Secured Obligations.

“Term Loan/Notes Secured Parties” means (i) the Term Loan Secured Parties, (ii) the Notes Secured Parties and (iii) the Future Term Loan/Notes Secured Parties with respect to each Series of Future Term Loan/Notes Secured Obligations.

“Term Loan/Notes Security Documents” means the Security Agreement, each Mortgage, each Intellectual Property Security Agreement and each other agreement entered into in favor of the Collateral Agent for purposes of securing any Series of Term Loan/Notes Secured Obligations.

“Term Loan Obligations” means the “Obligations” as defined in the Term Loan Agreement.

“Term Loan Secured Parties” means the “Secured Parties” as defined in the Term Loan Agreement.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the Term Loan/Notes Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Collateral Agent is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any Term Loan/Notes Secured Party receives any payment pursuant to any Other Intercreditor Agreement with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by the Collateral Agent pursuant to any Other Intercreditor Agreement and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the

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Term Loan/Notes Secured Obligations are entitled under any Other Intercreditor Agreement (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall, subject to the terms of the ABL Intercreditor Agreement with respect to the ABL Priority Collateral, be applied (i) FIRST, to the payment of all amounts owing to the Collateral Agent (in its capacity as such) pursuant to the terms of this Agreement and any other Term Loan/Notes Document and (ii) SECOND, subject to Section 1.01(b), to the payment in full of the Term Loan/Notes Secured Obligations of each Series on a ratable basis in accordance with the terms of the applicable Term Loan/Notes Documents. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a Term Loan/Notes Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Term Loan/Notes Secured Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Term Loan/Notes Secured Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Term Loan/Notes Secured Obligations with respect to which such Impairment exists; provided, further, that following commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor, solely for purposes of this Section 2.01(a) and not any other Term Loan/Notes Document, in the event the value of the Shared Collateral is not sufficient for the entire amount of Post-Petition Interest on the Term Loan/Notes Secured Obligations to be allowed under Sections 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other bankruptcy law in such Insolvency or Liquidation Proceeding, the amount of Term Loan/Notes Secured Obligations of each Series of Term Loan/Notes Secured Obligations shall include only the maximum amount of Post-Petition Interest allowable under Sections 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other bankruptcy law in such Insolvency or Liquidation Proceeding.

(b) It is acknowledged that the Term Loan/Notes Secured Obligations of any Series may, subject to the limitations set forth in the then extant Term Loan/Notes Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Term Loan/Notes Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Term Loan/Notes Secured Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Term Loan/Notes Documents or any defect or deficiencies in the Liens securing the Term Loan/Notes Secured Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b)), each Term Loan/Notes Secured Party hereby agrees that the Liens securing each Series of Term Loan/Notes Secured Obligations on any Shared Collateral shall be of equal priority.

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SECTION 2.02 Actions With Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) only the Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any Other Intercreditor Agreement), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any Other Intercreditor Agreement) from any Non-Applicable Authorized Representative (or any other Term Loan/Notes Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Applicable Authorized Representative or other Term Loan/Notes Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Term Loan/Notes Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral. Notwithstanding the equal priority of the Liens, in exercising its rights under this Agreement, as between the Applicable Authorized Representative and the Controlling Secured Parties, on the one hand, and the Non-Controlling Authorized Representatives and the Non-Controlling Secured Parties, on the other, the Applicable Authorized Representative and the Controlling Secured Parties may exercise their rights under this Agreement, without regard to the existence of any Non-Controlling Authorized Representatives or Non-Controlling Secured Parties and shall owe no duties to such Persons. No Non-Applicable Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party or any other exercise by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Term Loan/Notes Secured Party, Collateral Agent or Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Series of Term Loan/Notes Secured Obligations (other than funds deposited for the discharge or defeasance of any Series of Term Loan/Notes Secured Obligations) other than pursuant to the Term Loan/Notes Security Documents, and by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of Term Loan/Notes Secured Parties for which it is acting hereunder agrees to be bound by the provisions of this Agreement and the other Term Loan/Notes Security Documents applicable to it.

(c) Each of the Term Loan/Notes Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Term Loan/Notes Secured Parties in all or any part of the Shared Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any Authorized Representative to enforce this Agreement.

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SECTION 2.03 No Interference; Payment Over.

(a) Each Term Loan/Notes Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any Term Loan/Notes Secured Obligations of any Series or any Term Loan/Notes Security Document or the validity, attachment, perfection or priority of any Lien under any Term Loan/Notes Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Collateral Agent or any other Term Loan/Notes Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other Term Loan/Notes Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent, the Applicable Authorized Representative or any other Term Loan/Notes Secured Party represented by the Applicable Authorized Representative seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other Term Loan/Notes Secured Party represented by any Applicable Authorized Representative shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or such Term Loan/Notes Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent or any other Term Loan/Notes Secured Party to enforce this Agreement.

(b) Each Term Loan/Notes Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Term Loan/Notes Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each other Series of the Term Loan/Notes Secured Obligations with respect to such Shared Collateral, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Term Loan/Notes Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

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SECTION 2.04 Automatic Release of Liens; Amendments to Term Loan/Notes Security Documents.

(a) If, at any time the Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Series of Term Loan/Notes Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) Each Term Loan/Notes Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any Term Loan/Notes Security Document or Other Intercreditor Agreement, so long as the Collateral Agent receives a certificate of the Company stating that such amendment is permitted by the terms of each then extant Term Loan/Notes Document; provided, however, that any amendment to any Term Loan/Notes Document or Other Intercreditor Agreement solely for the purpose of effectuating a release or subordination of any Lien or any subdivision of a Real Estate Asset pursuant to the last sentence of Section 4.08 shall not require such certificate and shall instead be governed by the requirements of Section 4.08. Additionally, each Term Loan/Notes Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any Term Loan/Notes Security Document or Other Intercreditor Agreement solely as such Term Loan/Notes Security Document or Other Intercreditor Agreement relates to a particular Series of Term Loan/Notes Secured Obligations so long as (x) such amendment is in accordance with the Term Loan/Notes Document pursuant to which such Series of Term Loan/Notes Secured Obligations was incurred and (y) such amendment does not adversely affect the Term Loan/Notes Secured Parties of any other Series (and the Collateral Agent shall be fully protected in relying on a certificate of the Company certifying as to each of (x) and (y)).

(c) Additionally, if the Applicable Authorized Representative with respect to any Shared Collateral, other than in connection with the repayment in full of any Series of Term Loan/Notes Secured Obligations, delivers a certificate to the Collateral Agent requesting that (i) all or any portion of such Shared Collateral be released from the Liens of the Term Loan/Notes Security Documents with respect to all Series of then outstanding Term Loan/Notes Secured Obligations, (ii) the Liens of the Collateral Agent on all or any portion of the Shared Collateral for all then outstanding Series of Term Loan/Notes Secured Obligations be subordinated to any other Liens on such Shared Collateral or (iii) the Collateral Agent enter into the Junior Priority Intercreditor Agreement or any supplement to any Other Intercreditor Agreement or any amendment or supplement to any Term Loan/Notes Security Document relating to such Shared Collateral, the Collateral Agent shall execute and deliver or otherwise authorize the filing of such releases (including financing statement amendments or terminations) or subordination agreements or, in the case of clause (iii), the Junior Priority Intercreditor Agreement or such amendments and supplements to any Other Intercreditor Agreement as may be requested by the Applicable Authorized Representative to effectuate such request.

(d) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment to any Term Loan/Notes Security Document provided for in this Section.

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SECTION 2.05 Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its subsidiaries.

(b) If any Grantor shall commence or become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code (“DIP Financing”) and/or the use of cash collateral under Section 363 of the Bankruptcy Code (in each case, or under any equivalent provision of any other applicable bankruptcy law), each Term Loan/Notes Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) and/or to any use of cash collateral that constitutes Shared Collateral, unless the Applicable Authorized Representative with respect to such Shared Collateral shall then oppose or object to such DIP Financing or such DIP Financing Liens and/or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party hereby authorizes and instructs the Collateral Agent to subordinate the Liens with respect to such Shared Collateral for the benefit of the Non-Controlling Secured Parties on the same terms as the Liens for the benefit of the Controlling Secured Parties (other than any Liens of any Term Loan/Notes Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Term Loan/Notes Secured Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Term Loan/Notes Secured Parties of each Series (or the Collateral Agent or other representative for the benefit of such Term Loan/Notes Secured Parties) retain the benefit of their Liens, including Liens on proceeds of Shared Collateral arising after the commencement of such bankruptcy proceedings, on all such Shared Collateral pledged to the DIP Lenders, with the same priority vis-a-vis all the other Term Loan/Notes Secured Parties (other than any Liens of any Term Loan/Notes Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Term Loan/Notes Secured Parties of each Series (or the Collateral Agent or other representative for the benefit of such Term Loan/Notes Secured Parties) are granted Liens on any additional collateral pledged to any Term Loan/Notes Secured Parties (or the Collateral Agent or other representative for the benefit of such Term Loan/Notes Secured Parties) as adequate protection or otherwise in connection with such DIP Financing and/or use of cash collateral, with the same priority vis-a-vis the Term Loan/Notes Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing and/or cash collateral is applied to repay any of the Term Loan/Notes Secured Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (D) if any Term Loan/Notes Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing and/or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement; provided that the Term Loan/Notes Secured Parties of each Series shall have a right to object to the grant of a Lien to

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secure the DIP Financing over any Collateral subject to Liens in favor of the Term Loan/Notes Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the Term Loan/Notes Secured Parties receiving adequate protection shall not object to any other Term Loan/Notes Secured Party receiving adequate protection comparable to any adequate protection granted to such Term Loan/Notes Secured Parties in connection with a DIP Financing and/or use of cash collateral.

SECTION 2.06 Reinstatement. In the event that any of the Term Loan/Notes Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Term Loan/Notes Secured Obligations shall again have been paid in full in cash.

SECTION 2.07 Insurance. As between the Term Loan/Notes Secured Parties, the Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08 Refinancings. The Term Loan/Notes Secured Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Term Loan/Notes Document) of any Term Loan/Notes Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Term Loan/Notes Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Term Loan/Notes Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Pending delivery to the Collateral Agent, each Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Term Loan/Notes Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Term Loan/Notes Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

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(b) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Term Loan/Notes Secured Party for purposes of perfecting the Lien held by such Term Loan/Notes Secured Parties therein.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever the Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Term Loan/Notes Secured Obligations of any Series, or the Shared Collateral subject to any Lien securing the Term Loan/Notes Secured Obligations of any Series, it may request that such information be furnished to it in writing by the Authorized Representative for the applicable Series and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Term Loan/Notes Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agent

SECTION 4.01 Appointment and Authority.

(a) Each Authorized Representative, on behalf of the Term Loan/Notes Secured Parties of the applicable Series, hereby irrevocably appoints Wilmington Trust, National Association (and any successor as contemplated hereby) to act as the Collateral Agent for the current and future Term Loan/Notes Secured Parties hereunder and under each of the Term Loan/Notes Security Documents and Other Intercreditor Agreements and authorizes the Collateral Agent to take such actions on its behalf and on behalf of such Term Loan/Notes Secured Parties and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure the Term Loan/Notes Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 4.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the Term Loan/Notes Security Documents, or for exercising any rights and remedies thereunder at the direction of the Applicable Authorized Representative or for exercising any rights under any of the Other Intercreditor Agreements, shall be entitled to the benefits of all provisions of this Article IV.

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(b) Each Non-Controlling Secured Party acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the Term Loan/Notes Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Term Loan/Notes Security Documents and Other Intercreditor Agreements, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other Term Loan/Notes Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Term Loan/Notes Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Term Loan/Notes Secured Obligations) or otherwise to exercise any of its rights under this Agreement, in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Term Loan/Notes Secured Parties waives any claim it may now or hereafter have against the Collateral Agent or the Authorized Representative of any other Series of Term Loan/Notes Secured Obligations or any other Term Loan/Notes Secured Party of any other Series arising out of (i) any actions which the Collateral Agent, any Authorized Representative or any Term Loan/Notes Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Term Loan/Notes Secured Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement or the Term Loan/Notes Security Documents or any other agreement related thereto or to the collection of the Term Loan/Notes Secured Obligations or the valuation, use, protection or release of any security for the Term Loan/Notes Secured Obligations, (ii) any election by any Applicable Authorized Representative or any holders of Term Loan/Notes Secured Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Company or any of its subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any Term Loan/Notes Secured Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of Term Loan/Notes Secured Obligations for whom such Collateral constitutes Shared Collateral.

(c) Each party hereto acknowledges and agrees that the Collateral Agent, any Authorized Representative or any other Term Loan/Notes Secured Party may be a lender or agent under the ABL Credit Agreement (as defined in the ABL Intercreditor Agreement) or other Indebtedness of any Grantor that does not constitute Term Loan/Notes Secured Obligations or may have other arrangements or agreements with any other Grantor and each party hereto waives any claim against the Collateral Agent or any other Term Loan/Notes Secured Party based on any conflict or alleged conflict of interest as a result thereof.

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SECTION 4.02 Rights as a Term Loan/Notes Secured Party.

The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Term Loan/Notes Secured Party under any Series of Term Loan/Notes Secured Obligations that it holds as any other Term Loan/Notes Secured Party of such Series and may exercise the same as though it were not the Collateral Agent and if the Collateral Agent holds any Term Loan/Notes Obligations, the term “Term Loan/Notes Secured Party” or “Term Loan/Notes Secured Parties” or (as applicable) “Term Loan Secured Party”, “Term Loan Secured Parties”, “Notes Secured Party”, “Notes Secured Parties”, “Future Term Loan/Notes Secured Party” or “Future Term Loan/Notes Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. The Person acting as Collateral Agent and its Affiliates and each Person acting as an Authorized Representative or any other Term Loan/Notes Secured Party may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Grantor or other Affiliate thereof as if such Person were not the Collateral Agent, an Authorized Representative or a Term Loan/Notes Secured Party hereunder and without any duty to account therefor to any other Term Loan/Notes Secured Party.

SECTION 4.03 Exculpatory Provisions.

(a) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Term Loan/Notes Security Documents. Without limiting the generality of the foregoing and notwithstanding any contrary position in any Term Loan/Notes Security Document, the Collateral Agent:

(i)	shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii)	shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Term Loan/Notes Security Documents or by the Other Intercreditor Agreements that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to unindemnified individual liability or that is contrary to applicable law;

(iii)	shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

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(iv)	shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final order of a court of competent jurisdiction or (iii) in reliance on a certificate of the Company stating that such action is permitted by the terms of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of Term Loan/Notes Secured Obligations unless and until written notice describing such Event of Default and stating that it is a “notice of default”, is given to the Collateral Agent in accordance with Section 5.01 by the Authorized Representative of such Series of Term Loan/Notes Secured Obligations or the Company;

(v)	shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, any other Term Loan/Notes Security Document or any Other Intercreditor Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Term Loan/Notes Security Document, any Other Intercreditor Agreement or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Term Loan/Notes Security Documents, (v) the value or the sufficiency of any Collateral for any Series of Term Loan/Notes Secured Obligations, or (vi) the satisfaction of any condition set forth in any Term Loan/Notes Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent;

(vi)	shall not be liable for interest on any money received by it except as the Collateral Agent may agree in writing with the Company (and money held in trust by the Collateral Agent need not be segregated from other funds except to the extent required by law);

(vii)	shall not be liable for any indirect, special, punitive, incidental or consequential damages (included but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action; and

(viii)

shall not be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by the Term Loan/Notes Security Documents (including without limitation the filing or continuation of any UCC financing or continuation statements or similar documents or instruments), nor shall the Collateral Agent be responsible

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for, and the Collateral Agent makes no representation regarding, the validity, effectiveness or priority of any of the Term Loan/Notes Security Documents or the security interests or Liens intended to be created thereby.

SECTION 4.04 Reliance by Collateral Agent.

The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message or other distribution) believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05 Delegation of Duties.

The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Term Loan/Notes Security Document or Other Intercreditor Agreement by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent. The Collateral Agent shall not be liable for the negligence or misconduct of any sub-agents appointed with due care.

SECTION 4.06 Resignation of Collateral Agent.

The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the other Term Loan/Notes Security Documents to each Authorized Representative and the Company. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Term Loan/Notes Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above; provided that if the Collateral Agent shall notify the Company and each Authorized Representative that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Term Loan/Notes Security Documents and the Other Intercreditor Agreements (except that in the case of any collateral security held by the Collateral Agent on behalf of the Term Loan/Notes Secured

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Parties under any of the Term Loan/Notes Security Documents, the retiring Collateral Agent shall continue to hold such collateral security solely for purposes of maintaining the perfection of the security interests of the Term Loan/Notes Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other Term Loan/Notes Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the Term Loan/Notes Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Term Loan/Notes Security Documents and Other Intercreditor Agreements (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder and under the other Term Loan/Notes Security Documents, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective related parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the other Term Loan/Notes Security Documents, the Company agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the Term Loan/Notes Security Documents to the successor Collateral Agent. The Collateral Agent shall execute and deliver or otherwise authorize the filing of such documents as the Company or the Applicable Authorized Representative shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the Term Loan/Notes Security Documents to the successor Collateral Agent.

SECTION 4.07 Non-Reliance on Collateral Agent and other Term Loan/Notes Secured Parties.

Each Term Loan/Notes Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other Term Loan/Notes Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Term Loan/Notes Documents. Each Term Loan/Notes Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other Term Loan/Notes Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Term Loan/Notes Document or any related agreement or any document furnished hereunder or thereunder.

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SECTION 4.08 Collateral and Guaranty Matters.

Each of the Term Loan/Notes Secured Parties irrevocably authorizes the Collateral Agent to, and the Collateral Agent shall:

(a) release or subordinate any Lien on any property granted to or held by the Collateral Agent under any Term Loan/Notes Security Document in accordance with Section 2.04 or upon receipt of a written request by the Collateral Agent and each Applicable Authorized Representative from the Company stating that the release or subordination of such Lien is permitted by the terms of each then extant Term Loan/Notes Document;

(b) execute and deliver or otherwise authorize the filing of documents in connection with a subdivision of Collateral subject to a Mortgage upon receipt by the Collateral Agent and each Applicable Authorized Representative of a written request from the Company stating that such subdivision is permitted by the terms of each then extant Term Loan/Notes Document; and

(c) release any Grantor from its obligations under the Term Loan/Notes Security Documents upon receipt by the Collateral Agent and each Applicable Authorized Representative of a written request from the Company stating that such release is permitted by the terms of each then extant Term Loan/Notes Document.

The Collateral Agent shall execute and deliver or otherwise authorize the filing of such documents as the Company or any other Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release, subordination or subdivision to give effect to any such release or subordination. Such documents may take the form of amendments and restatements of, or other amendments or modifications to, one or more Term Loan/Notes Security Documents solely to give effect to the foregoing.

SECTION 4.09 Other Intercreditor Agreements.

Each of the Term Loan/Notes Secured Parties by accepting the benefits of this Agreement, irrevocably authorizes the Collateral Agent (x) to enter into and perform its obligations under the ABL Intercreditor Agreement and, if requested by the Applicable Authorized Representative, the Junior Priority Intercreditor Agreement and agrees to be bound by the terms of each such Other Intercreditor Agreement applicable to such Term Loan/Notes Secured Party and (y) to enter into and perform its obligations under the Term Loan/Notes Security Documents to which it is a party.

SECTION 4.10 Fees, Expenses and Indemnities.

The Company shall pay to the Collateral Agent such compensation, reimburse the Collateral Agent for expenses and indemnify the Collateral Agent all as set forth in Sections 2.11(b), 10.2 and 10.3 of the Term Loan Agreement, Section 7.7 of the Indenture and the applicable provisions of any Future Term Loan/Notes Agreement.

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ARTICLE V

Miscellaneous

SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Collateral Agent, to it at Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention of J. C. Penney Collateral Agency Administrator (Telecopy No. 612-217-5651 and Electronic Mail: hfield@wilmingtontrust.com);

(b) if to the Term Loan Authorized Representative, to it at JPMorgan Chase Bank, N.A., as Administrative Agent, 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, DE 19713-2107(Telephone: (302) 634-1678);

(c) if to the Notes Authorized Representative, to it at Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention of J. C. Penney Notes Administrator (Telecopy No. 612-217-5651 and Electronic Mail: hfield@wilmingtontrust.com);

(d) if to any other additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02 Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective

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unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and the Collateral Agent and, in the case of waivers, amendments or modifications that could reasonably be expected to affect the rights, duties or interests of any Grantor (including, without limitation, any waiver, amendment or modification of Sections 2.04(c), 2.05, 2.08, 2.09, 4.08 and 5.03 and this Section 5.02), the Company.

(c) On or after the date hereof and so long as permitted by the Term Loan Agreement, the Indenture and any Future Term Loan/Notes Agreement then outstanding (but subject to Section 4.04 above), the Company may from time to time designate Indebtedness at the time of incurrence to be Future Term Loan/Notes Secured Indebtedness by delivering to the Collateral Agent and each Authorized Representative (a) a certificate signed by an Authorized Officer of the Company (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Future Term Loan/Notes Secured Obligations for purposes hereof, (iii) representing that such designation of such obligations as Future Term Loan/Notes Secured Indebtedness complies with the terms of the Term Loan Agreement, the Indenture and any Future Term Loan/Notes Agreement then outstanding and (iv) specifying the name and address of the Authorized Representative for such Future Term Loan/Notes Secured Indebtedness and (b) a Joinder Agreement executed by the Grantors and the Authorized Representative for such Future Term Loan/Notes Secured Indebtedness (and if such Future Term Loan/Notes Secured Indebtedness is being designated as the “Term Loan Agreement”, the then extant Term Loan Authorized Representative). Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall execute such Joinder Agreement and act as agent under and subject to the terms of this Agreement for the benefit of all Term Loan/Notes Secured Parties, including without limitation, any Term Loan/Notes Secured Parties that hold any such Future Term Loan/Notes Secured Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as agent for the holders of such Future Term Loan/Notes Secured Obligations as set forth in each Joinder Agreement and agrees, on behalf of itself and each Term Loan/Notes Secured Party it represents, to be bound by this Agreement. In addition, the Collateral Agent shall execute, at the Company’s expense, any reaffirmations, amendments, amendments and restatements or other modifications to any Term Loan/Notes Security Document in connection with such Joinder Agreement as the Company or the Applicable Authorized Representative shall request for purposes of giving effect thereto.

SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Term Loan/Notes Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. In addition, the Grantors shall be third party beneficiaries of Sections 2.04, 2.05, 2.08, 2.09, 4.08 and 5.02 and this Section 5.03.

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SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07 Governing Law.

This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 5.08 Submission To Jurisdiction Waivers. The Collateral Agent and each Authorized Representative, on behalf of itself and the Term Loan/Notes Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Term Loan/Notes Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Term Loan/Notes Secured Party) to effect service of process in any other manner permitted by law; and

25

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Term Loan/Notes Documents or Term Loan/Notes Security Documents (other than the ABL Intercreditor Agreement), the provisions of this Agreement shall control.

SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Term Loan/Notes Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or 4.08 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Term Loan Agreement, the Indenture or any Future Term Loan/Notes Agreements), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and 4.08 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Term Loan/Notes Secured Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13 Integration; Effectiveness. This Agreement together with the other Term Loan/Notes Documents and the Term Loan/Notes Security Documents represents the agreement of each of the Grantors and the Term Loan/Notes Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent, any or any other Term Loan/Notes Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Term Loan/Notes Documents or the Term Loan/Notes Security Documents. This Agreement shall continue to be effective until all Liens securing Term Loan/Notes Secured Obligations have been released in accordance with the provisions of this Agreement and shall survive the repayment of any Series of Term Loan/Notes Secured Obligations.

SECTION 5.14 Concerning the Notes Authorized Representative. The Notes Authorized Representative is acting in this Agreement in its capacity as Trustee under the Indenture, and shall be entitled to all of the rights, privileges and immunities of the Trustee set forth in the Indenture as if such rights, privileges and immunities were set forth herein. Whenever the Notes Authorized Representative makes any determination, gives any direction or instruction or request to the Collateral Agent or exercises any discretion, it shall do so pursuant to the provisions of and in compliance with the Indenture.

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SECTION 5.15 Termination. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Notes Secured Parties and the Notes Obligations, upon the Discharge of the Notes Obligations; (ii) with respect to the Term Loan Secured Parties and the Term Loan Obligations, upon the Discharge of Term Loan Obligations and (iii) in the case of any Series of Future Term Loan/Notes Secured Obligations or Future Term Loan/Notes Secured Parties that become subject to this Agreement after the date hereof, upon the Discharge of such Future Term Loan Notes/Secured Obligations, in each case, subject to Section 2.08; provided, however, that such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination; provided, further that, notwithstanding the foregoing, the provisions of Section 4.06 shall govern the resignation of the Collateral Agent and the provisions of Section 4.10 relating to the indemnity of the Collateral Agent shall survive such termination or the earlier resignation or removal of the Collateral Agent.

[Remainder of this page intentionally left blank]

27

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Hallie E. Field
Name:	Hallie E. Field
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as Term Loan Authorized Representative

By:	/s/ Lauren M. Baker
Name:	Lauren M. Baker
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Authorized Representative

By:	/s/ Hallie E. Field
Name:	Hallie E. Field
Title:	Assistant Vice President

[Pari Passu Intercreditor Agreement]

CONSENT OF GRANTORS

Dated: June 23, 2016

Reference is made to the Pari Passu Intercreditor Agreement dated as of the date hereof by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, JPMORGAN CHASE BANK, N.A., as Term Loan Authorized Representative, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Authorized Representative, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Pari Passu Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.

Each of the undersigned Grantors has read the foregoing Pari Passu Intercreditor Agreement and consents thereto and agrees to indemnify and hold harmless the Collateral Agent on the terms set forth therein. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the Pari Passu Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the Pari Passu Intercreditor Agreement and agrees that, except as otherwise provided therein, no Term Loan/Notes Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the Pari Passu Intercreditor Agreement. Each Grantor understands that the Pari Passu Intercreditor Agreement is for the sole benefit of the Term Loan/Notes Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by Pari Passu Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Pari Passu Intercreditor Agreement, at the address set forth on Appendix B attached to the Term Loan Agreement or such other address as the Company may notify the Collateral Agent and the Authorized Representatives in writing.

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

J. C. PENNEY CORPORATION, INC.

By:	/s/ Michael Porter
Name:	Michael Porter
Title:	Vice President, Treasurer

J. C. PENNEY COMPANY, INC.

By:	/s/ Edward Record
Name:	Edward Record
Title:	Executive Vice President and Chief
Financial Officer

J. C. PENNEY PURCHASING CORPORATION

By:	/s/ Gary Piper
Name:	Gary Piper
Title:	Treasurer

J. C. PENNEY REAL ESTATE HOLDINGS, INC.

By:	/s/ Gary Piper
Name:	Gary Piper
Title:	Treasurer

J. C. PENNEY PROPERTIES, INC.

By:	/s/ Gary Piper
Name:	Gary Piper
Title:	Treasurer

EXHIBIT A

[Form of]

ADDITIONAL TERM LOAN/NOTES SECURED PARTY CONSENT

[Name of Future Term Loan/Notes Secured Party]

[Address of Future Term Loan/Notes Secured Party]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Term Loan/Notes Secured Parties (the “New Secured Parties”) under that certain Pari Passu Intercreditor Agreement (the “Pari Passu Intercreditor Agreement”), dated as of June 23, 2016, among Wilmington Trust, National Association, as Collateral Agent, JPMorgan Chase Bank, N.A., as the Term Loan Authorized Representative and Wilmington Trust, National Association, as the Notes Authorized Representative, and acknowledged by J. C. Penney Corporation and the other grantors party thereto (the “Grantors”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Pari Passu Intercreditor Agreement.

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the Pari Passu Intercreditor Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Secured Parties have received a copy of the Pari Passu Intercreditor Agreement [and the ABL Intercreditor Agreement/Junior Priority Intercreditor Agreement]1;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Term Loan/Notes Secured Parties and to exercise such powers under the Pari Passu Intercreditor Agreement, the Other Intercreditor Agreements and the Term Loan/Notes Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

[1]	Include references to each Other Intercreditor Agreement then in effect.

(iv) accepts and acknowledges the terms of the Pari Passu Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligation and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of “Future Term Loan/Notes Secured Obligations”, with all the rights and obligations of a Term Loan/Notes Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Term Loan/Notes Secured Party on the effective date of the Pari Passu Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Pari Passu Intercreditor Agreement shall be as follows:

[Address]

(v) accepts and acknowledges the terms of each Other Intercreditor Agreement applicable to it and the New Secured Parties, confirms the authority of the Collateral Agent to enter into such agreements on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement.

[The New Secured Obligation is hereby designated as the “Term Loan Agreement for purposes of the Pari Passu Intercreditor Agreement.]

The Collateral Agent, by acknowledging and agreeing to this Future Term Loan/Notes Secured Party Consent, accepts the appointment set forth in clause (iii) above.

Each Grantor hereby grants (and hereby confirms its prior grant of) to the Collateral Agent, for the benefit of the Term Loan/Notes Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all Collateral of such Grantor, including the “Collateral” as defined in the Security Agreement, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located. Each Grantor hereby authorizes the Collateral Agent to file financing statements in any jurisdiction and with any filing offices as the Collateral Agent or the Applicable Authorized Representative may determine are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described in the applicable Term Loan/Notes Security Document or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent or the Applicable Authorized Representative may determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.

THIS ADDITIONAL TERM LOAN/NOTES SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Future Term Loan/Notes Secured Party Consent to be duly executed by its authorized officer as of the      day of 20    .

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and Agreed
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Acknowledged and Agreed
[ ], as former Term Loan Authorized Agent

By:
Name:
Title:][2]

[GRANTORS]

By:
Name:
Title:

[2]	To be included if the New Secured Obligation is being designated as the “Term Loan Agreement” for purposes of the Pari Passu Intercreditor Agreement.

EXHIBIT B

[FORM OF]

JUNIOR PRIORITY INTERCREDITOR AGREEMENT

JUNIOR PRIORITY INTERCREDITOR AGREEMENT, dated as of [        ] [    ], 20[    ], among WILMINGTON TRUST, NATIONAL ASSOCIATION in its capacity as “Collateral Agent” under the First Lien Pari Passu Intercreditor Agreement (as defined below) (together with its successors as Collateral Agent, the “First Lien Representative”), as Representative for the First Lien Secured Parties (as defined below), and [                    ] (together with its successors as “Collateral Agent” under the Second Lien Pari Passu Intercreditor Agreement, the “Junior Lien Representative”), as Representative for the Junior Lien Secured Parties (as defined below). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

A. J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Company”), is party to the Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016 (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time including without limitation to add new loans thereunder or increase the amount of commitments thereunder, the “Term Loan Agreement”), among the Company, the guarantors party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (together with its successors in such capacity under the Term Loan Agreement, the “Term Loan Agent”).

B. The Company is party to the Indenture dated as of June 23, 2016 among the Company, the guarantors identified therein and Wilmington Trust, National Association, as First Lien Trustee (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time, the “First Lien Indenture”) pursuant to which the Company has issued its 5.875% Senior Secured Notes due 2023.

C. [Describe document governing initial Junior Lien Obligations]1

D. Pursuant to the First Lien Pari Passu Intercreditor Agreement, the Term Loan Agent and the First Lien Trustee have appointed, and, if any additional Series of First Lien Obligations have been or are hereinafter established, one or more additional First Lien Authorized Representatives for the holders of additional Series of First Lien Obligations will appoint, the First Lien Representative to hold Liens for the benefit of the First Lien Secured Parties under the First Lien Documents and to bind such First Lien Secured Parties by the terms of this Agreement;

E. Pursuant to the Junior Lien Pari Passu Intercreditor Agreement, [                    ] [and [                    ]2] [has] [have] appointed, and, if any additional Series (as defined in the Junior Lien Pari Passu Intercreditor Agreement) of Junior Lien Obligations are established following the date hereof, one or more additional Junior Lien Authorized Representatives for the holders of additional Series of Junior Lien Obligations will appoint, the Junior Lien Representative to hold Liens for the benefit of the Junior Lien Secured Parties under the Junior Lien Documents and to bind such Junior Lien Secured Parties by the terms of this Agreement.

[1]	To be updated as appropriate.
[2]	Insert if applicable.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Intercreditor Agreement” shall mean that certain Intercreditor and Collateral Cooperation Agreement, dated as of June 23, 2016, among Wells Fargo Bank, National Association, as representative for the First Priority Secured Parties (as defined therein), the First Lien Representative, as representative for the First Lien Secured Parties and the Junior Lien Representative, as representative for the Junior Lien Secured Parties, and certain other persons party or that may become party thereto from time to time, and consented to by the Company and the grantors identified therein, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Priority Collateral” shall have the meaning given such term in the ABL Intercreditor Agreement.

“Agreement” shall mean this Junior Priority Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, United States or the jurisdiction of the place of payment are authorized or required by law to close.

“Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Junior Lien Collateral including, without limitation, any assets on which the First Lien Representative is automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Company” shall have the meaning set forth in the recitals.

“Comparable Junior Lien Security Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Document, each Junior Lien Security Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Controlled Accounts” shall have the meaning set forth in Section 5.5(b).

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of First Lien Obligations” shall mean, except to the extent otherwise provided in Section 5.7, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all First Lien Obligations and, with respect to letters of credit or letter of credit guaranties outstanding under the First Lien Documents, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with the applicable First Lien Documents and otherwise reasonably satisfactory to the First Lien Representative, in each case after or concurrently with the termination of all commitments to extend credit thereunder and the termination of all commitments of the First Lien Secured Parties under the First Lien Documents; provided that the Discharge of First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First Lien Obligations that constitute an exchange or replacement for or a Refinancing of such Obligations or First Lien Obligations.

“First Lien Authorized Representatives” means the Term Loan Agent, the First Lien Trustee and each other “Authorized Representative” (as defined in the First Lien Pari Passu Intercreditor Agreement) that becomes a party to the First Lien Pari Passu Intercreditor Agreement following the date hereof.

“First Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations pursuant to a First Lien Security Document.

“First Lien Documents” shall have the meaning given to the term “Term Loan/Notes Documents” by the First Lien Pari Passu Intercreditor Agreement.

“First Lien Indenture” shall have the meaning set forth in the recitals.

“First Lien Obligations” shall have the meaning given to the term “Term Loan/Notes Secured Obligations” in the First Lien Pari Passu Intercreditor Agreement.

“First Lien Pari Passu Intercreditor Agreement” shall mean the Pari Passu Intercreditor Agreement, dated as of June 23, 2016 and as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, by and among the Grantors, the First Lien Representative, the Term Loan Agent, the First Lien Trustee and each other First Lien Authorized Representative from time to time party thereto.

“First Lien Representative” has the meaning set forth in the introductory paragraph of this Agreement.

“First Lien Secured Parties” shall mean the First Lien Representative, the First Lien Authorized Representatives and the holders from time to time of the First Lien Obligations.

“First Lien Security Documents” shall have the meaning given to the term “Term Loan/Notes Security Documents” by the First Lien Pari Passu Intercreditor Agreement.

“First Lien Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the First Lien Indenture, and its permitted successors.

“First Priority Liens” shall mean Liens securing the First Lien Obligations, which Liens are superior and prior in priority to the Liens securing the Junior Lien Obligations.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex I, appropriately completed.

“Grantors” shall mean Holdings, the Company and each other Subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Holdings” shall mean J. C. Penney Company, Inc., a Delaware corporation.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, receivership, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor or its assets, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or its assets or any similar case or proceeding relative to the Company or any other Grantor or its creditors or its assets, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities, assignment for the benefit of creditors or other winding up of or relating to the Company or any other Grantor or its assets, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency and whether or not in a court supervised proceeding; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Lien Authorized Representative” means each “Authorized Representative” as defined in the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Junior Lien Obligations pursuant to a Junior Lien Security Document.

“Junior Lien Documents” shall have the meaning given to such term by the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Lien Obligations” shall have the meaning given to the term “Junior Priority Secured Obligations” in the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Lien Pari Passu Intercreditor Agreement” means the pari passu intercreditor agreement, dated as of the date hereof, entered into by and among the Junior Lien Representative and one or more Junior Lien Authorized Representatives pursuant to which, among other things, the Junior Lien Secured Parties (or one or more Junior Lien Authorized Representatives on behalf of such Junior Lien Secured Parties) have authorized and directed the Junior Lien Representative to enter into this Agreement on behalf of the Junior Lien Secured Parties and to bind them hereby.

“Junior Lien Representative” has the meaning set forth in the introductory paragraph of this Agreement.

“Junior Lien Secured Parties” shall mean the Junior Lien Representative, the Junior Lien Authorized Representatives and the holders from time to time of the Junior Lien Obligations.

“Junior Lien Security Documents” shall have the meaning given to the term “Junior Priority Security Documents” (or like term) in the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Liens” shall mean the Liens securing the Junior Lien Obligations.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization which grants the Junior Lien Representative or any Junior Lien Secured Party any right or benefit, directly or indirectly, which right or benefit is inconsistent with the terms of this Agreement or prohibited at such time by the provisions of this Agreement.

“Obligations” shall mean any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), premium, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any indebtedness.

“Payment Discharge” shall have the meaning set forth in Section 5.1(a).

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Collateral in the possession or control of the First Lien Representative (or its agents or bailees), in accordance with the terms of the First Lien Pari Passu Intercreditor Agreement, to the extent that possession or control thereof perfects a Lien thereon under the UCC.

“Recovery” shall have the meaning set forth in Section 6.3.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange for or replacement of such indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” and “Refinancing” shall have correlative meanings.

“Representative” shall mean each of the First Lien Representative and the Junior Lien Representative.

“Series” shall have the meaning given to such term by the First Lien Pari Passu Intercreditor Agreement.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the First Lien Indenture.

“Term Loan Agent” shall have the meaning set forth in the recitals.

“Term Loan Agreement” shall have the meaning set forth in the recitals.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1. Subordination of Liens. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Junior Lien Representative or any Junior Lien Secured Party on the Collateral or of any Liens granted to the First Lien Representative or any First Lien Secured Party on the Collateral (or any actual or alleged defect or deficiency in any of the foregoing or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of any or all of the security interests in the Collateral), (ii) any provision of the UCC, the Bankruptcy Code, any applicable law, any Junior Lien Documents or the First Lien Documents, (iii) whether the First Lien Representative, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party under its Junior Lien Documents, hereby agrees that: (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Representative or any First Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing any Junior Lien Obligations and (b) any Lien on the Collateral securing any Junior Lien Obligations now or hereafter held by or on behalf of the Junior Lien Representative or any Junior Lien Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Junior Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person. The Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, expressly agrees that any Lien purported to be granted on any Collateral as security for the First Lien Obligations shall be deemed to be, and shall be deemed to remain, senior in all respects and prior to all Liens on the Collateral securing any Junior Lien Obligations for all purposes regardless of whether any Lien purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or fraudulent transfer or legally or otherwise deficient in any manner.

2.2. Prohibition on Contesting Liens. The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that (a) it shall not (and hereby waives any right to) take any action to contest, or support any other Person in contesting, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of a Lien securing, or the allowability of any claim asserted with respect to, any First Lien Obligations held (or purported to be held) by or on behalf of the First Lien Representative or any of the First Lien Secured Parties or any agent or trustee therefor in any First Lien Collateral or Collateral and (b) none of them will oppose or otherwise contest (or support any Person contesting) any other request for judicial relief made in any court by the First Lien Representative or any First Lien Secured Party relating to the lawful enforcement of any First Priority Lien on Collateral or First Lien Collateral. The First Lien Representative, for itself and on behalf of each First Lien Secured Party, agrees that it shall not (and hereby waives any right to) take any action to contest, or support any other Person in contesting, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of a Lien securing, or the allowability of any claim asserted with respect to, any Junior Lien Obligations held (or purported to be held) by or on behalf of the Junior Lien Representative or any Junior Lien Secured Party on the Collateral; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Representative or any First Lien Secured Parties to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations as provided in Section 2.1) or any of the First Lien Documents.

2.3. No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that, after the date hereof, none of Holdings, the Company or any other Subsidiary shall grant or permit any additional Liens on any asset or property of such Person to secure any Junior Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property to secure the First Lien Obligations. If the Junior Lien Representative or any Junior Lien Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets or property of Holdings, the Company or any other Subsidiary securing the Junior Lien Obligations that is not also subject to the First Priority Lien in respect of the First Lien Obligations under the First Lien Documents, then the Junior Lien Representative or such Junior Lien Secured Party, without the need for any further consent of any party and notwithstanding anything to the contrary in any other agreement, document or instrument, (i) shall notify the First Lien Representative promptly upon becoming aware thereof and, unless Holdings, the Company or any other Subsidiary, as applicable, shall promptly grant a similar Lien on such assets or property to the First Lien Representative as security for the First Lien Obligations, and must assign such Lien to the First Lien Representative as security for the First Lien Obligations (but may retain a junior lien on such assets or property subject to the terms of this Agreement) and (ii) until such assignment or such grant of a similar Lien to the First Lien Representative, will be deemed to hold and have held such Lien for the benefit of the First Lien Representative as security for the First Lien Obligations. Any amounts received or distributed to the Junior Lien Representative pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to the provisions of Section 4.2.

2.4. Perfection of Liens. Except as expressly set forth in Section 5.5 hereof, neither the First Lien Representative nor any First Lien Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Junior Lien Representative or any Junior Lien Secured Parties. Neither the Junior Lien Representative nor any Junior Lien

Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the First Lien Representative or any First Lien Secured Parties. The provisions of this Agreement are intended to govern the respective Lien priorities as between the First Lien Secured Parties and the Junior Lien Secured Parties and shall not impose on the First Lien Representative, the Junior Lien Representative, the Junior Lien Secured Parties or the First Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 3. Enforcement.

3.1. Exercise of Remedies, Etc.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) neither the Junior Lien Representative nor any Junior Lien Secured Party will (x) exercise or enforce or seek to exercise or enforce any rights or remedies (including setoff, recoupment and the right to credit bid debt (except as set forth in Section 3.1(f) below)) with respect to any Collateral securing both the First Lien Obligations and any Junior Lien Obligations in respect of any applicable Junior Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or otherwise object to any foreclosure or enforcement proceeding or action brought with respect to the Collateral or any other collateral by the First Lien Representative or any First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by the First Lien Representative or any First Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Representative or any First Lien Secured Party either is a party or may have rights as a third-party beneficiary, the Junior Lien Representative or any Junior Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies as a secured party relating to the Collateral or any other collateral under the First Lien Documents or otherwise in respect of First Lien Obligations, or (z) object to any waiver or forbearance by the First Lien Secured Parties from or in respect of bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral or any other collateral in respect of First Lien Obligations and (ii) as between the First Lien Representative or First Lien Secured Parties, on one hand, and the Junior Lien Representative or any Junior Lien Secured Party, on the other hand, the First Lien Representative (or any person authorized by it) and the First Lien Secured Parties shall have the sole and exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt), marshal, process and make determinations regarding the release, disposition or restrictions, or waiver or forbearance of rights or remedies with respect to the Collateral and will also have the exclusive right to determine and direct the time, method and place for exercising such right or remedies or conducting any proceeding with respect thereto, in each case, without any consultation with or the consent of the Junior Lien Representative or any Junior Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Junior Lien Representative or any Junior Lien Secured Party may file a claim, proof of claim or statement of interest with respect to the Junior Lien Obligations, (B) the Junior Lien Representative or any Junior Lien Secured Party may take any action (not adverse to the prior Liens on the Collateral securing the First Lien Obligations or the rights of the First Lien Representative or the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Collateral, (C) to the extent not otherwise inconsistent with or prohibited by the this Agreement, the Junior Lien Representative or the Junior Lien Secured Parties may exercise their rights and remedies as unsecured creditors, solely to the extent provided, and as limited, herein, (D) the Junior Lien Representative or the Junior Lien Secured Parties may exercise the rights and remedies provided for in this Agreement with respect to seeking adequate protection in an Insolvency or Liquidation Proceeding, and (E) the Junior Lien Representative or the Junior Lien Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Lien Representative or the Junior Lien Secured Parties, including any claims secured by the Collateral, in each case (A) through (E) above to the extent such action is not prohibited by, inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement. In exercising rights and remedies with respect to the First Lien Collateral or Collateral, the First Lien Representative and the First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise any one or more of its or their rights and remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Lien Obligations has not occurred, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy or otherwise in an Insolvency or Liquidation Proceeding (including set off, recoupment or the right to credit bid debt (except as set forth in Section 3.1(f) below)) with respect to any Collateral in respect of the applicable Junior Lien Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Junior Lien Representative and the Junior Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral in respect of the applicable Junior Lien Obligations pursuant to the Junior Lien Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that neither the Junior Lien Representative nor any Junior Lien Secured Party will take any action that would hinder any exercise of remedies undertaken by the First Lien Representative or the First Lien Secured Parties with respect to the Collateral, the First Lien Collateral or any other collateral under the First Lien Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, the First Lien Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby waives any and all rights it or any Junior Lien Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Representative or any First Lien Secured Party seeks to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral or Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Representative or First Lien Secured Party is adverse to the interests of the Junior Lien Secured Parties.

(d) The Junior Lien Representative and each Junior Lien Secured Party hereby acknowledge and agree that no covenant, agreement or restriction contained in any applicable Junior Lien Document shall be deemed to restrict in any way the rights and remedies of the First Lien Representative or any First Lien Secured Parties with respect to the First Lien Collateral or Collateral as set forth in this Agreement and the First Lien Documents.

(e) So long as the Discharge of First Lien Obligations has not occurred, neither the Junior Lien Representative nor any other Junior Lien Secured Party may assert or enforce any right of marshalling accorded to a junior lienholder, as against the First Lien Representative or any First Lien Secured Party (in their capacity as priority lienholders).

(f) Section 3.1 hereof shall not be construed to in any way limit or impair the right of any Junior Lien Secured Party from exercising a credit bid with respect to the Junior Lien Obligations in a sale or other disposition of Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any Bankruptcy Law, provided that in connection with and immediately after giving effect to such sale and credit bid there occurs a Discharge of First Lien Obligations.

3.2. Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person (other than the First Lien Secured Parties and the First Lien Representative upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Collateral or any other collateral under any of the applicable Junior Lien Documents or otherwise in respect of the applicable Junior Lien Obligations.

SECTION 4. Payments.

4.1. Application of Proceeds. Subject to the terms of the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, so long as the Discharge of First Lien Obligations has not occurred, the Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of rights or remedies or any transfer or disposition in lieu thereof as a secured party, shall be applied by the First Lien Representative to the First Lien Obligations prior to application to any Junior Lien Obligations, in such order as specified in the First Lien Pari Passu Intercreditor Agreement and in the relevant First Lien Documents until the Discharge of First Lien Obligations has occurred. Upon the Discharge of First Lien Obligations, subject to the proviso of Section 5.1(a)(y) and subject to Section 5.7 hereof, the First Lien Representative shall deliver promptly to the Junior Lien Representative any Collateral or proceeds thereof held by it in the same form as received, with any endorsements reasonably requested by the Junior Lien Representative or as a court of competent jurisdiction may otherwise direct.

4.2. Payments Over. Any Collateral or First Lien Collateral or proceeds thereof received by the Junior Lien Representative or any Junior Lien Secured Party in connection with the exercise of any right or remedy (including set off, recoupment or credit bid) or in any Insolvency or Liquidation Proceeding relating to the Collateral not expressly permitted by this Agreement or prior to the Discharge of First Lien Obligations shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Representative in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Representative is hereby authorized to make any such endorsements as agent for the Junior Lien Representative or any such Junior Lien Secured Party. This authorization is coupled with an interest and is irrevocable.

SECTION 5. Other Agreements.

5.1. Releases.

(a) (x) If at any time any Grantor or any First Lien Secured Party delivers notice to the Junior Lien Representative with respect to any specified Collateral (including for such purpose, in the case of the sale or other disposition of all or substantially all of the equity interests in any Subsidiary, any Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) that:

(A) such specified Collateral has been or is being sold, leased, exchanged, transferred or otherwise disposed of by the owner of such Collateral in a transaction permitted under the First Lien Documents and the Junior Lien Documents; or

(B) the First Priority Liens thereon have been or are being released in connection with the release of a Subsidiary from its guarantee under all of the First Lien Documents or

(C) the First Priority Liens thereon have been or are being otherwise released as permitted by the First Lien Documents or by the First Lien Representative on behalf of the First Lien Secured Parties (unless, in the case of clause (B) or (C) of this Section 5.1(a)(x), such release occurs in connection with, and after giving effect to, a Discharge of First Lien Obligations, which discharge is not in connection with a foreclosure of, or other exercise of remedies with respect to, Collateral by the First Lien Secured Parties (such discharge not in connection with any such foreclosure or exercise of remedies, a “Payment Discharge”)), then the Junior Liens upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Collateral securing First Lien Obligations are released and discharged (provided that in the case of any release of Collateral not pursuant to a Payment Discharge, the Liens on any Collateral disposed of in connection with the satisfaction in whole or in part of First Lien Obligations shall be automatically released but any proceeds thereof not used for purposes of the Discharge of First Lien Obligations or otherwise in accordance with the First Lien Documents shall be subject to Junior Liens and shall be applied pursuant to Section 4.1). Upon delivery to the Junior Lien Representative of a notice from the First Lien Representative stating that any such release of Liens securing or supporting the First Lien Obligations has become effective (or shall become effective upon the Junior Lien Representative’s release), the Junior Lien Representative will promptly, at the Company’s expense, execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms, which instruments, releases and termination statements shall be substantially identical to the comparable instruments, releases and termination statements executed by the First Lien Representative in connection with such release. In the case of the sale of capital stock of a Subsidiary or any other transaction resulting in the release of such Subsidiary’s guarantee under the First Lien Documents in accordance with the First Lien Documents, the guarantee in favor of the Junior Lien Secured Parties, if any, made by such Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Subsidiary of all First Lien Obligations is released and discharged.

(y) In the event of a Payment Discharge, the Junior Liens on Collateral owned by the Company or a Grantor immediately after giving effect to such Payment Discharge shall become first-priority security interests (subject to the ABL Intercreditor Agreement and any intercreditor agreements or arrangements among Junior Lien Secured Parties pursuant to Section 8.21 and subject to Liens permitted by the Junior Lien Documents); provided that if the Company or the Grantors incur at any time thereafter any new or replacement First Lien Obligations permitted under the Junior Lien Documents, then the provisions of Section 5.7 shall apply as if a Refinancing of First Lien Obligations had occurred.

(b) The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby irrevocably constitutes and appoints the First Lien Representative and any officer or agent of the First Lien Representative, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Junior Lien Representative or such holder or in the First Lien Representative’s own name, from time to time in the First Lien Representative’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First Lien Obligations has occurred, the Junior Lien Representative for itself and on behalf of each Junior Lien Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Collateral or other collateral to the repayment of First Lien Obligations pursuant to the First Lien Documents (but subject to the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement).

5.2. Insurance. Unless and until the Discharge of First Lien Obligations has occurred, as between the First Lien Representative or any First Lien Secured Party, on one hand, and the Junior Lien Representative or any Junior Lien Secured Party, on the other hand, the First Lien Representative and the First Lien Secured Parties shall have the sole and exclusive right, to the extent permitted by the First Lien Documents and subject to the rights of the Grantors thereunder, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Subject to the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, unless and until the Discharge of First Lien Obligations has occurred, all proceeds of any such policy and any such award if in respect of the Collateral shall be paid (a) first, until the occurrence of the Discharge of First Lien Obligations, to the First Lien Representative for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Documents, (b) second, after the occurrence of the Discharge of First Lien Obligations, to the Junior Lien Representative for the benefit of the Junior Lien Secured Parties pursuant to the terms of the applicable Junior Lien Documents and (c) third, if no Junior Lien Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Junior Lien Representative or any Junior Lien Secured Party shall, at any time prior to the Discharge of First Lien Obligations, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, such proceeds shall be segregated and held in trust for the benefit of the First Lien Representative and it shall forthwith pay such proceeds over to the First Lien Representative in accordance with the terms of Section 4.2.

5.3. Amendments to Junior Lien Security Documents.

(a) So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the First Lien Representative, no Junior Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Lien Security Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Junior Lien Representative agrees that each applicable Junior Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Representative):

“Notwithstanding anything herein to the contrary, the liens and security interests granted to [the Junior Lien Representative] pursuant to this Agreement and the exercise of any right or remedy by [the Junior Lien Representative] hereunder are subject to the limitations and provisions of the Junior Priority Intercreditor Agreement, dated as of [        ] [    ], 20[    ] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Wilmington Trust, National Association, as Representative for the First Lien Secured Parties, and [                    ], as Representative for the Junior Lien Secured Parties, and certain other persons party or that may become party thereto from time to time, and consented to by J. C. Penney Corporation, Inc. and the other Grantors identified therein. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Junior Lien Representative, on behalf of the Junior Lien Secured Parties, agrees that each mortgage covering any Collateral shall contain such other language as the First Lien Representative may reasonably request to reflect the subordination of such mortgage to the First Lien Document covering such Collateral.

(b) In the event that the First Lien Representative or any First Lien Secured Party enters into any amendment, waiver or consent in respect of or replaces any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of the First Lien Representative, the First Lien Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in Collateral in accordance with Section 5.1), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Junior Lien Security Document without the consent of the Junior Lien Representative or any Junior Lien Secured Party and without any action by the Junior Lien Representative, the Company or any other Grantor; provided that such amendment, waiver or consent does not materially adversely affect the rights of the Junior Lien Secured Parties or the interests of the Junior Lien Secured Parties in the Collateral in a manner materially different from that affecting the rights of the First Lien Secured Parties thereunder or therein. The First Lien Representative shall give written notice of such amendment, waiver or consent (along with a copy thereof) to the Junior Lien Representative; provided that the failure to give such notice shall not affect the effectiveness of such amendment with respect to the provisions of any Junior Lien Security Document as set forth in this Section 5.3(b).

5.4. Rights as Unsecured Creditors. The Junior Lien Representative and the Junior Lien Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Junior Lien Obligations in accordance with the terms of the applicable Junior Lien Documents and applicable law and to the extent not inconsistent with, or prohibited by, the terms of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Junior Lien Representative or any Junior Lien Secured Party of required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Junior Lien Representative or any Junior Lien Secured Party of rights or remedies as a secured creditor in respect of Collateral or other collateral or enforcement in contravention of this Agreement of any Lien in respect of Junior Lien Obligations held by any of them or in any Insolvency or Liquidation Proceeding. In the event the Junior Lien Representative or any Junior Lien Secured Party becomes a judgment lien creditor or other secured creditor in respect of Collateral, First Lien Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Lien Obligations or otherwise, such judgment or other lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens securing the Junior Lien Obligations are so subordinated to the First Priority Liens securing First Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Representative or the First Lien Secured Parties may have with respect to the First Lien Collateral.

5.5. First Lien Representative as Gratuitous Bailee for Perfection.

(a) The First Lien Representative agrees to hold the Pledged Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit and on behalf of the Junior Lien Representative and each Junior Lien Secured Party and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior Lien Security Documents, subject to the terms and conditions of this Section 5.5.

(b) The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby appoints the First Lien Representative to act as its collateral agent under each control agreement to which it is a party for the purpose of perfecting the security interest granted in the deposit accounts, securities accounts and other accounts subject to such control agreements that constitute Collateral (collectively, the “Controlled Accounts”) pursuant to the Junior Lien Security Documents, and the First Lien Representative accepts such appointment. In furtherance of the foregoing, each Grantor hereby grants a security interest in the Pledged Collateral consisting of Controlled Accounts to the First Lien Representative for the benefit of the Junior Lien Representative and the Junior Lien Secured Parties.

(c) The First Lien Representative shall have no obligation whatsoever to the Junior Lien Representative or any Junior Lien Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Representative under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the benefit and on behalf of the Junior Lien Representative and each Junior Lien Secured Party for purposes of perfecting the Liens held by the Junior Lien Secured Parties.

(d) The First Lien Representative shall not have by reason of the Junior Lien Documents or this Agreement or any other document a fiduciary relationship in respect of the Junior Lien Representative or any Junior Lien Secured Party, and each of the Junior Lien Representative and the Junior Lien Secured Parties hereby waives and releases the First Lien Representative from all claims and liabilities arising pursuant to the First Lien Representative’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Collateral.

(e) Upon the Discharge of First Lien Obligations, the First Lien Representative shall (x) deliver to the Junior Lien Representative written notice of the occurrence thereof (which notice may state that such Discharge of First Lien Obligations is subject to the provisions of this Agreement, including, without limitation, Sections 5.1(a)(y), 5.7 and 6.3 hereof) (it being understood that until the delivery of such notice to the Junior Lien Representative, the Junior Lien Representative shall not be charged with knowledge of the Discharge of First Lien Obligations or required to take any actions based on such Discharge of First Lien Obligations) and (y) deliver to the Junior Lien Representative, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any endorsements reasonably requested by the Junior Lien Representative (or otherwise allow the Junior Lien Representative to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company and each Grantor shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the First Lien Representative for loss or damage suffered by the First Lien Representative as a result of such transfer except for loss or damage suffered by the First Lien Representative as a result of its own willful misconduct, gross negligence or bad faith. The First Lien Representative has no obligation to follow instructions from the Junior Lien Representative or any Junior Lien Secured Party in contravention of this Agreement.

(f) Neither the First Lien Representative nor any of the First Lien Secured Parties shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First Lien Representative or the First Lien Secured Parties under the First Lien Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6. [Reserved].

5.7. No Release if Event of Reinstatement. If at any time in connection with or after the Discharge of First Lien Obligations the Company either in connection therewith or thereafter enters into any Refinancing of any First Lien Document evidencing a First Lien Obligation, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, the First Lien Documents and the Junior Lien Documents, and the obligations under such Refinancing shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the related documents shall be treated as First Lien Documents for all purposes of this Agreement. Upon receipt of a notice stating that the Company has entered into a new First Lien Document, the Junior Lien Representative shall promptly (at the expense of the Company) (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or the First Lien Representative shall reasonably request in order to confirm to the First Lien Representative the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the First Lien Representative the Pledged Collateral together with any necessary endorsements (or otherwise allow the First Lien Representative to obtain possession or control of such Pledged Collateral).

SECTION 6. Insolvency or Liquidation Proceedings.

6.1. Financing and Sale Issues. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding:

(a) if the First Lien Representative or any First Lien Secured Party shall desire to permit (or not object to) the use of cash collateral and/or to permit the Company or any other Grantor to obtain financing (whether from any First Lien Secured Party or any third party) under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any Bankruptcy Law (“DIP Financing”), including if such DIP Financing is secured by Liens on the Collateral senior in priority to the Liens securing the Junior Lien Obligations, then the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.2) and, to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, will subordinate its Liens in the Collateral and any other collateral to such DIP Financing (and all Obligations relating thereto), any adequate protection liens granted to the First Lien Secured Parties, and any “carve out” for professional and United States Trustee fees agreed to by the First Lien Representative, on the same basis as the other Liens securing the Junior Lien Obligations are so subordinated to the First Priority Liens securing the applicable First Lien Obligations;

(b) none of them will object to, or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Lien Obligations made by the First Lien Representative or any First Lien Secured Party;

(c) none of them will object to, or otherwise contest (or support any other Person contesting), any order relating to a sale of assets of the Company or any Grantor for which the First Lien Representative has consented that provides, to the extent that sale is to be free and clear of Liens, that the Liens securing the First Lien Obligations and the Junior Lien Obligations will attach to the proceeds of the sale on the same basis of priority as the existing Liens in accordance with this Agreement; provided that the Junior Lien Representative may object solely to any sale or bidding procedures proposed for any such sale;

(d) none of them will seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, the First Lien Collateral or any other collateral without the prior written consent of the First Lien Representative;

(e) none of them will object to, or otherwise contest (or support any other Person contesting), (i) any request by the First Lien Representative or any First Lien Secured Party for adequate protection or (ii) any objection by the First Lien Representative or any First Lien Secured Party to any motion, relief, action or proceeding based on the First Lien Representative’s or such First Lien Secured Party’s claiming a lack of adequate protection;

(f) none of them will assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens securing the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral or First Lien Collateral;

(g) none of them will oppose or otherwise contest (or support any Person contesting) any lawful exercise by the First Lien Representative or any First Lien Secured Party of the right to credit bid, under Section 363(k) of the Bankruptcy Code or any similar provision of any Bankruptcy Law, First Lien Obligations at any sale of Collateral or First Lien Collateral;

(h) none of them will challenge (or support any other Person challenging) the validity, enforceability, perfection or priority of the First Priority Liens on Collateral or First Lien Collateral (and the First Lien Representative and the First Lien Secured Parties agree not to challenge the validity, enforceability, perfection or priority of the Liens in favor of the Junior Lien Representative and each other Junior Lien Secured Party on the Collateral); and

(i) the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that notice received two Business Days prior to the entry of an order approving a DIP Financing and/or the use, lease, or other disposition of cash or other collateral shall be deemed to be adequate notice thereof.

6.2. Adequate Protection. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees in an Insolvency or Liquidation Proceeding that none of them shall object to or contest (a) any request by the First Lien Representative or any First Lien Secured Party for adequate protection in any form, (b) any objection by the First Lien Representative or any First Lien Secured Party to any motion, relief, action, or proceeding based on the First Lien Representative’s or any First Lien Secured Party’s claiming a lack of adequate protection, or (c) the allowance and payment of interest, fees, expenses, or other amounts of the First Lien Representative or any First Lien Secured Party as adequate protection or otherwise under Section 506(b) or (c) of the Bankruptcy Code or any similar provision of any Bankruptcy Law. If the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative expense claim in connection with any DIP Financing and/or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any Bankruptcy Law, then the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, may seek or request adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority administrative expense claim, which Lien and/or superpriority administrative expense claim (as applicable) will be subordinated to the Liens securing or granted as adequate protection for, and claims with respect to, the First Lien Obligations and such DIP Financing (and all obligations relating thereto) and/or use of cash collateral on the same basis as the other Liens securing and claims with respect to the Junior Lien Obligations are so subordinated to the Liens securing and claims with respect to the First Lien Obligations under this Agreement and (ii) in the event any Junior Lien Secured Party seeks or requests adequate protection, and such adequate protection is granted in the form of (as applicable) a Lien on additional or replacement collateral and/or a superpriority administrative expense claim, then the Junior Lien Secured Parties agree that the First Lien Representative shall also be granted (as applicable) a senior Lien on such additional or replacement collateral as security and adequate protection for the First Lien Obligations and/or a senior superpriority administrative expense claim, and that any Lien on such additional or replacement Collateral securing or providing adequate protection for the Junior Lien Obligations and/or superpriority administrative expense claim shall be subordinated to the Liens on such Collateral securing and claims with respect to the First Lien Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens and claims granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing and claims with respect to the Junior Lien Obligations are so subordinated to such Liens securing and claims with respect to First Lien Obligations under this Agreement. To the extent that the First Lien Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses and/or other cash payments, then the Junior Lien Secured Parties shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the First Lien Secured Parties to object to the allowance and reasonableness of the amounts of fees and expenses or other cash payments so sought by the Junior Lien Secured Parties.

6.3. Preference Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor) or to or for the benefit of its creditors, because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment or otherwise, then as among the parties hereto, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred, and such First Lien Secured Party shall be entitled to a future Discharge of First Lien Obligations with respect to all such recovered amounts and shall have all rights hereunder with respect thereto. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Any Collateral or First Lien Collateral or proceeds thereof received by any Junior Lien Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of First Lien Obligations and subject to the provisions of Section 4.2 and the other terms of this Agreement. The First Lien Representative shall use commercially reasonable efforts to give written notice to the Junior Lien Representative of the occurrence of any such Recovery (provided that the failure to give such notice shall not affect the First Lien Representative’s rights hereunder, except it being understood that until the delivery of such notice to the Junior Lien Representative, the Junior Lien Representative shall not be charged with knowledge of such Recovery or required to take any actions based on such Recovery). The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with the provisions of Section 4.1 and the other terms of this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the provisions of Section 4.1 and the other terms of this Agreement.

6.4. Application. The parties hereto agree that this Agreement constitutes a “subordinated agreement” under Section 510(a) of the Bankruptcy Code or any similar provision under any Bankruptcy Law, and this Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.5. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Junior Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Junior Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.6. Post-Petition Interest.

(a) The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby acknowledges and agrees that neither the Junior Lien Representative nor any Junior Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Representative or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses.

(b) Neither the First Lien Representative nor any First Lien Secured Party shall oppose or seek to challenge any claim by the Junior Lien Representative or any Junior Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Junior Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Liens in favor of the Junior Lien Secured Parties on the Collateral (after taking into account the Liens in favor of the First Lien Secured Parties).

6.7. Nature of Obligations; Separate Classification. The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby acknowledges and agrees that (i) the Junior Lien Secured Parties’ claims against the Company and/or any Grantor in respect of the Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the First Lien Secured Parties against the Company and the Grantor in respect of the Collateral and (ii) the First Lien Obligations include all interest that accrues after the commencement of any Insolvency or Liquidation Proceeding of the Company or any Grantor at the rate provided for in the applicable First Lien Documents governing the same, whether or not a claim for post-petition interest is allowed or allowable in any such Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Company or any Grantor in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior claims) under a Plan of Reorganization or other dispositive restructuring plan, then the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, hereby acknowledge and agree that all distributions pursuant to Section 4.1 or otherwise shall be made as if there were separate classes of senior and junior secured claims against the Company and the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Representative on behalf of the Junior Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, fees and expenses, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate (even though such claims may or may not be allowed or allowable in whole or in part in the respective Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, with the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, hereby acknowledging and agreeing to turn over to the holders of the First Lien Obligations all amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim of the Junior Lien Secured Parties).

6.8. Proofs of Claim. Subject to the limitations set forth in this Agreement, the First Lien Representative may file proofs of claim and other pleadings and motions with respect to any First Lien Obligations, any Junior Lien Obligations or the Collateral in any Insolvency or Liquidation Proceeding. If a proper proof of claim has not been filed in the form required in such Insolvency or Liquidation Proceeding at least ten (10) days prior to the expiration of the time for filing thereof, the First Lien Representative shall have the right (but not the duty) to file an appropriate claim for and on behalf of the Junior Lien Secured Parties with respect to any of the Junior Lien Obligations or any of the Collateral. In furtherance of the foregoing, the Junior Lien Representative hereby appoints the First Lien Representative as its attorneys-in-fact, with full authority in the place and stead of the Junior Lien Representative and full power of substitution and in the name of the Junior Lien Secured Parties or otherwise, to execute and deliver any document or instrument that the First Lien Representative is required or permitted to deliver pursuant to this Section 6.8, such appointment being coupled with an interest and irrevocable.

6.9. Plan of Reorganization. No Junior Lien Secured Party (whether in the capacity as a secured or unsecured creditor) may support or vote in favor of any Non-Conforming Plan of Reorganization (and each shall be deemed to have voted to reject any such Non-Conforming Plan of Reorganization). Without limiting the generality of any provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the First Lien Representative shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization dismissed and any such support of any Non-Conforming Plan of Reorganization withdrawn. Without limiting the generality of the foregoing, no Junior Lien Secured Party (whether in the capacity as a secured or unsecured creditor) may support or vote in favor of any Plan of Reorganization unless such Plan of Reorganization (a) pays off, in cash in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code.

SECTION 7. Reliance; Waivers; etc.

7.1. Reliance. The consent by the First Lien Secured Parties to the execution and delivery of the Junior Lien Documents to which the First Lien Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, acknowledges that it and the Junior Lien Secured Parties have, independently and without reliance on the First Lien Representative or any First Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Junior Lien Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Junior Lien Document or this Agreement.

7.2. No Warranties or Liability. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, acknowledges and agrees that neither the First Lien Representative nor any of the First Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they, in their sole discretion, may otherwise deem appropriate, and the First Lien Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Lien Representative or any of the Junior Lien Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Representative nor any First Lien Secured Parties shall have any duty to the Junior Lien Representative or any Junior Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Lien Documents), regardless of any knowledge thereof that they may have or be charged with. The First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Junior Lien Obligations, the First Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3. Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representative and the First Lien Secured Parties, and the Junior Lien Representative and the Junior Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Documents or any Junior Lien Documents; or any lack of or other matter relating to the validity, enforceability, perfection or priority of any lien creating or existing or purported to be creating or existing thereunder;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Junior Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or of the terms of any Junior Lien Document;

(c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Junior Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations or the Junior Lien Obligations in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1. Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Junior Lien Document, the provisions of this Agreement shall govern; provided, however, solely as it relates to matters between the ABL Agent and the ABL Secured Parties (as each term is defined in the ABL Intercreditor Agreement) on the one hand and the First Lien Secured Parties and the Junior Lien Secured Parties on the other hand, in the event of any conflict between the provisions of this Agreement and the provisions of the ABL Intercreditor Agreement, the provisions of the ABL Intercreditor Agreement shall govern.

8.2. Continuing Nature of This Agreement; Severability. Subject to Section 5.1(a)(y), Section 5.7 and Section 6.3, this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as all of the Junior Lien Obligations shall have been paid in full. This is a continuing agreement of lien subordination, and the First Lien Secured Parties may continue, at any time and without notice to the Junior Lien Representative or any Junior Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Lien Representative or the First Lien Representative shall be deemed to be made except as contemplated by the First Lien Documents and the Junior Lien Documents and then pursuant to an agreement or agreements in writing signed by or on behalf of the First Lien Representative and the Junior Lien Representative or their respective authorized agents, and consented to in writing by the Company, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent. Notwithstanding anything in this Section 8.3 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and with the consent of First Lien Representative and the Junior Lien Representative but without the consent of any other First Lien Secured Party or Junior Lien Secured Party to (i) secure additional extensions of credit or add other parties holding First Lien Obligations or Junior Lien Obligations to the extent such indebtedness does not expressly violate the First Lien Documents or the Junior Lien Documents and (ii) in the case of such additional Junior Lien Obligations, (a) establish that the Liens on the Collateral securing such Junior Lien Obligations shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations (at least to the same extent as the Liens on the Collateral in favor of the Junior Lien Secured Parties are junior and subordinate to the Liens on the Collateral in favor of the First Lien Secured Parties pursuant to this Agreement immediately prior to the incurrence of such additional Junior Lien Obligations) and (b) provide to the holders of such Junior Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Representative) as are provided to the Junior Lien Secured Parties under this Agreement.

8.4. Information Concerning Financial Condition of Holdings, the Company and the Subsidiaries. The First Lien Representative, the First Lien Secured Parties, the Representative and the Junior Lien Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Company and the Subsidiaries and all endorsers and/or guarantors of the First

Lien Obligations or the Junior Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Junior Lien Obligations; provided, however, that nothing in this Agreement shall impose a duty on the First Lien Representative to keep itself informed of the financial condition of Holdings, the Company and the Subsidiaries or of other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or any Junior Lien Obligations beyond that which is required pursuant to the Second Lien Documents. The First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First Lien Representative, any First Lien Secured Party, the Junior Lien Representative or any Junior Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Subrogation. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

8.6. Application of Payments. Except as otherwise provided herein or in the ABL Intercreditor Agreement, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations by the First Lien Secured Parties in a manner consistent with the terms of the First Lien Documents, The First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement. Except as otherwise provided herein, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.8. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic mail, as follows:

(i) if to a Grantor, to it c/o J. C. Penney Corporation, Inc., 6501 Legacy Drive, Mail Code 1304, Plano, TX 75024, Attention of the Treasurer (Telecopy No. (972) 431-2044), with a copy to the General Counsel;

(ii) if to the First Lien Representative, to Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention J.C. Penney Collateral Agency Administrator;

(iii) if to the Second Lien Representative, to [                    ]; or

(iv) with respect to any party hereto, to such other address as may be designated by such party in a written notice to each other party hereto

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9. Further Assurances. Each Grantor and the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the First Lien Representative such additional documents and instruments (in recordable form, if requested) as are necessary or that the First Lien Representative may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative, the Junior Lien Secured Parties, the Company, the Grantors consenting hereto and their respective permitted successors and assigns.

8.12. Specific Performance. The First Lien Representative may demand specific performance of this Agreement. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Lien Representative.

8.13. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or “pdf” file thereof, each of which shall be an original and all of which shall together constitute one and the same document.

8.15. Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the Person executing this Agreement on behalf of such party is duly authorized to execute this Agreement. The First Lien Representative represents and warrants that this Agreement is binding upon the First Lien Secured Parties. The Junior Lien Representative represents and warrants that this Agreement is binding upon the Junior Lien Secured Parties.

8.16. No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First Lien Obligations and Junior Lien Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18. [Reserved].

8.19. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any First Lien Document or any Junior Lien Document, or permit the Company or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any First Lien Document or any Junior Lien Document, (b) change the relative priorities of the First Lien Obligations or the Liens granted under the First Lien Documents on the Collateral (or any other assets) as among the First Lien Secured Parties, (c) otherwise change the relative rights of the First Lien Secured Parties in respect of the Collateral as among such First Lien Secured Parties or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, if taking or failing to take such action, as the case may be, would otherwise constitute a breach of, or default under, any First Lien Document or any Junior Lien Document.

8.20. References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of any First Lien Document or Junior Lien Document (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the applicable First Lien Document or Junior Lien Document, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been made in accordance with the applicable First Lien Document or Junior Lien Document.

8.21. Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that (i) the Junior Lien Secured Parties (as among themselves) may enter into intercreditor agreements (including the Junior Lien Pari Passu Intercreditor Agreement) or similar arrangements governing the rights, benefits and privileges as among the Junior Lien Secured Parties in respect of the Collateral, this Agreement and the other Junior Lien Documents, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral and (ii) the First Lien Secured Parties (as among themselves) may enter into intercreditor agreements (including the Junior Lien Pari Passu Intercreditor Agreement) or similar arrangements governing the rights, benefits and privileges as among the First Lien Secured Parties in respect of the Collateral, this Agreement and the other First Lien Documents, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First Lien Security Document or Junior Lien Security Document, and the provisions of this Agreement and the other First Lien Security Documents and Junior Lien Security Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof and thereof, including to give effect to any intercreditor agreement (or similar arrangement)). The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties on the one hand and the Junior Lien Secured Parties on the other hand. None of the Company, any Grantor or any Subsidiary of the Company or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor to pay the First Lien Obligations and the Junior Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.22. Concerning the First Lien Representative. The First Lien Representative is acting in this Agreement solely in its capacity as Collateral Agent under the First Lien Pari Passu Intercreditor Agreement, and shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth therein and in the First Lien Documents, as if such rights, privileges and immunities were set forth herein.

8.23. Additional Grantors. The Company and each other Grantor on the date of this Agreement will constitute the original Grantors party hereto. The original Grantors will cause each Person that becomes a Grantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering a Grantor Joinder Agreement to each Representative. The parties hereto agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person that becomes a Grantor at any time (and any security granted by any such Person) will be subject to the provisions hereof as fully as if it constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as First Lien Representative

By:
Name:
Title:

[ ], as Junior Lien Representative

By:
Name:
Title:
Address:

CONSENT OF COMPANY AND GRANTORS-

Dated: [            ] [    ], 20[    ]

Reference is made to the Junior Priority Intercreditor Agreement dated as of the date hereof among WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as Representative for the First Lien Secured Parties, and [                    ], as Representative for the Junior Lien Secured Parties, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the undersigned Grantors has read the foregoing Intercreditor Agreement and consents thereto. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party or Junior Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement, the First Lien Documents or the Junior Lien Documents. Each Grantor understands that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and the Junior Lien Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Representative or the Junior Lien Representative (or any of their respective agents or representatives) may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Term Loan Agreement.

[Signature page follows]

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

J. C. PENNEY CORPORATION, INC.

By:
Name:
Title:

J.C. PENNEY COMPANY, INC.

By:
Name:
Title:

[OTHER GRANTORS]

By:
Name:
Title:

Annex I

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [                    ] dated as of [            ], 201[  ] (the “Grantor Joinder Agreement”) to the JUNIOR PRIORITY INTERCREDITOR AGREEMENT dated as of [            ], 20[    ] (the “Intercreditor Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as Representative for the First Lien Secured Parties, and [                    ], as Representative for the Junior Lien Secured Parties, each other Representative from time to time party thereto, and consented to by J.C. PENNEY CORPORATION, INC. (the “Company”) and each of the other Grantors party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. [                    ], a Subsidiary of the Company (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure [First] [Junior] Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Representatives, the Company and each other party to the Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgment of the Additional Grantor. The Additional Grantor represents and warrants to each Representative, the First Lien Secured Parties and the Junior Lien Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each other Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed counterpart of a signature page to this Grantor Joinder Agreement by telecopy or electronic image scan transmission (such as a “pdf” file) shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

Section 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

Section 6. Severability. In the event any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.

Section 8. The Additional Grantor agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

[Signature Pages Follow]

S-1

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

S-2

Acknowledged by:

[EACH REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title:

S-3